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                                                                  EXHIBIT 24(a)

                              POWER OF ATTORNEY

                           THE SEAGRAM COMPANY LTD.


    KNOW ALL MEN BY THESE PRESENTS that the undersigned, THE SEAGRAM COMPANY LTD., a Canadian corporation (the "Corporation"), and each of the undersigned directors and officers of the Corporation, hereby constitute and appoint EDGAR
M. BRONFMAN, CHARLES R. BRONFMAN, EDGAR BRONFMAN, JR., ROBERT W. MATSCHULLAT, JOHN R. PRESTON, DANIEL R. PALADINO and MICHAEL C.L. HALLOWS, and each of them severally, his or her true and lawful attorneys and agents, with power to act with or without the others and with full power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents and each of them may deem necessary or desirable to enable the Corporation to comply with the United States Securities Act of 1933, as amended, and any rules, regulations and requirements of the United States Securities and Exchange Commission (the "Commission") thereunder in connection with the registration under such Act of securities to be issued by the Corporation and by any direct or indirect subsidiary of the Corporation, the obligations of which may be guaranteed by the Corporation, and registered by one or more Registration Statements to each of which this Power of Attorney will be an exhibit (the "Registration Statements"), including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the Corporation and the name of the undersigned, individually and in his or her capacity as a director or officer of the Corporation, to the Registration Statements, to any and all amendments, including post-effective amendments, to the Registration Statements, and to any and all instruments or documents filed as a part of or in connection with the Registration Statements and/or any such amendments, and to file with the Commission the Registration Statements, any and all amendments thereto, and any and all instruments or documents filed as a part of or in connection with the Registration Statements and/or any such amendments; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof.

    This Power of Attorney may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed one and the same instrument.

    IN WITNESS WHEREOF each of the undersigned has subscribed these presents this 12th day of May, 1999.

                                       THE SEAGRAM COMPANY LTD.

                                        By:/S/ Edgar Bronfman, Jr.
                                           -------------------------------------
                                           Edgar Bronfman, Jr.
                                           President and Chief Executive Officer


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                                                                               2

                                                      /S/ Edgar M. Bronfman
                                                      ------------------------
                                                      Edgar M. Bronfman

                                                      /S/ Charles R. Bronfman
                                                      ------------------------
                                                      Charles R. Bronfman

                                                      /S/ Edgar Bronfman, Jr.
                                                      ------------------------
                                                      Edgar Bronfman, Jr.

                                                      /S/ Samuel Bronfman II
                                                      ------------------------
                                                      Samuel Bronfman II

                                                      /S/ Matthew W. Barrett
                                                      ------------------------
                                                      Matthew W. Barrett

                                                      /S/ Laurent Beaudoin
                                                      ------------------------
                                                      Laurent Beaudoin

                                                      /S/ Cornelis Boonstra
                                                      ------------------------
                                                      Cornelis Boonstra

                                                      /S/ Richard H. Brown
                                                      ------------------------
                                                      Richard H. Brown

                                                      /S/ William G. Davis
                                                      ------------------------
                                                      William G. Davis

                                                      /S/ Andre Desmarais
                                                      ------------------------
                                                      Andre Desmarais

                                                      /S/ Barry Diller
                                                      ------------------------
                                                      Barry Diller


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                                                                              3

                                                     /S/ Michele J. Hooper
                                                     -------------------------
                                                     Michele J. Hooper

                                                     /S/ David L. Johnston
                                                     -------------------------
                                                     David L. Johnston

                                                     /S/ E. Leo Kolber
                                                     -------------------------
                                                     E. Leo Kolber

                                                     /S/ Marie-Josee Kravis
                                                     -------------------------
                                                     Marie-Josee Kravis

                                                     /S/ Robert W. Matschullat
                                                     -------------------------
                                                     Robert W. Matschullat

                                                     /S/ Samuel Minzberg
                                                     -------------------------
                                                     Samuel Minzberg

                                                     /S/ John S. Weinberg
                                                     -------------------------
                                                     John S. Weinberg